UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2006

AMERICAN WATER STAR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32220	87-0636498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2580 Anthem Village Drive, Suite B1 Las Vegas, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 588-5965

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) is being filed by American Water Star, Inc. (the “Registrant”) to include L.L. Bradford & Company, LLC’s letter as exhibit 16. The Original Filing is hereby superseded and amended as set forth in this Amendment No. 1.

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

On May 8, 2006, the Registrant dismissed L.L. Bradford & Company, LLC as its independent auditor and appointed Gruber & Company, LLC as their independent accountants for the years ending December 31, 2005 and 2006. This is a change in accountants recommended and approved by the Registrant’s Executive Management and the Registrant’s Board of Directors. During the most recent two fiscal years and the portion of time preceding the decision to engage Gruber & Company, LLC, neither the Registrant nor anyone engaged on its behalf has consulted with Gruber & Company, LLC regarding (i) either the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(10(iv) of Regulation S-B) or a reportable event.

No audit reports were issued by L.L. Bradford & Company, LLC with respect to the Registrant’s financial statements for any fiscal years. From February 1, 2006, through the date of L.L. Bradford & Company, LLC’s dismissal, there were no disagreements between the Registrant and L.L. Bradford & Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of L.L. Bradford & Company, LLC would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The Registrant has provided a copy of this amended Current Report to L.L. Bradford & Company, LLC and has attached their letter as Exhibit 16.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by L.L. Bradford & Company, LLC, as the independent accountants of the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

EXHIBITS

Exhibit Number	Exhibit Title of Description
16	Letter from L.L. Bradford & Company, LLC, dated June 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Water Star, Inc.

By: /s/Roger Mohlman
Roger Mohlman, Chief Executive Officer

Date: June 25, 2007